Short-Term Borrowings	6 Months Ended
Jun. 30, 2024
Short-Term Borrowings [Abstract]
Short-term Borrowings

Note 7 — Short-term Borrowings

As of December 31, 2023, total short-term borrowings outstanding was $110,000 representing a loan owed to a minority shareholder, the loan bears no interest.

In May 2024, a subsidiary of the Company borrowed a short-term loan in a principal of approximately $639,000 (HKD 5 million) from a third-party lender, due on July 31, 2024 at the interest rate of 5.83% per annum. Subsequently, the due date was extended to January 31, 2025. During the six months ended June 30, 2024, interest expenses of approximately $4,000 was recorded.